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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

        Date of Report (date of earliest event reported): August 14, 2006


                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

         0-29785                                         84-0605867
(Commission File Number)                       (IRS Employer Identification No.)

                               NO. 308 XUEFU ROAD
                                NANGANG DISTRICT
                               HARBIN CHINA 15008
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                              011-86-451-8666-6601
              -----------------------------------------------------
               (Registrant's telephone number including area code)


              -----------------------------------------------------
   (Registrant's former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2006, American Oriental Bioengineering Inc. (the "Company") issued a press release and hosted a conference call during which the Company's unaudited operating results for the second quarter of 2006 and its expectation of profitability for 2006 were discussed. A copy of the press release is attached hereto as Exhibit 99.1, and a transcript of the conference call is attached hereto as Exhibit 99.2.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION
-----------       -----------


99.1 Press Release dated August 14, 2006 - American Oriental Bioengineering Inc. Announces Record Revenue and Earnings for Second Quarter 2006

99.2              August 14, 2006 conference call transcript







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AMERICAN ORIENTAL BIOENGINEERING INC.

                                    By:     /s/ Yanchun Li
                                            ------------------------------------
                                    Name:   Yanchun Li
                                    Title:   COO & Acting CFO

Dated: August 18, 2006





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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press Release dated August 14, 2006 - Press Release dated August 14, 2006 - American Oriental Bioengineering Inc. Announces Record Revenue and Earnings for Second Quarter 2006


99.2              August 14, 2006 conference call transcript





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